Dana Unconstrained Equity ETF
Schedule of Investments
November 30, 2025 (Unaudited)
COMMON STOCKS - 98.5%	Shares	Value
Financial Services - 4.7%
Visa, Inc. - Class A	19,274	$6,445,997

Health Care - 17.5%
Boston Scientific Corp.(a)	63,899	6,490,860
Eli Lilly & Co.	10,313	11,091,322
Stryker Corp.	14,988	5,563,246
Viking Therapeutics, Inc.(a)	21,953	808,090
		23,953,518

Industrial Products - 4.3%
GE Aerospace	19,641	5,861,857

Media - 22.6%
Alphabet, Inc. - Class A	19,097	6,114,477
DoorDash, Inc. - Class A(a)	31,376	6,224,057
Meta Platforms, Inc. - Class A	10,320	6,686,844
Netflix, Inc.(a)	49,141	5,286,589
Uber Technologies, Inc.(a)	73,916	6,470,607
Walt Disney Co.	620	64,771
		30,847,345

Oil & Gas - 1.9%
EOG Resources, Inc.	24,703	2,664,219

Retail & Wholesale - Discretionary - 7.9%
Amazon.com, Inc.(a)	46,083	10,747,477

Software & Tech Services - 30.1%(b)
Adobe, Inc. (a)	18,446	5,905,118
Microsoft Corp.	32,174	15,829,930
ServiceNow, Inc.(a)	11,990	9,740,796
Snowflake, Inc. - Class A(a)	38,443	9,658,419
		41,134,263

Tech Hardware & Semiconductors - 9.5%
Broadcom, Inc.	9,892	3,986,080
NVIDIA Corp.	51,327	9,084,879
		13,070,959

TOTAL COMMON STOCKS (Cost $110,036,948)		134,725,635

SHORT-TERM INVESTMENTS - 1.5%
Money Market Funds - 1.5%	Shares	Value
First American Government Obligations Fund - Class X, 3.92%(c)	2,031,834	$2,031,834

TOTAL SHORT-TERM INVESTMENTS (Cost $2,031,834)		2,031,834

TOTAL INVESTMENTS - 100.0% (Cost $112,068,782)		$136,757,469
Liabilities in Excess of Other Assets - 0.0%(d)		(20,473)
TOTAL NET ASSETS - 100.0%		$136,736,996

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
(c)	The rate shown represents the 7-day annualized effective yield as of November 30, 2025.
(d)	Does not round to 0.1% or (0.1)%, as applicable.